Exhibit 99.1

In re: Children’s Books & Toys, Inc.

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

Case No. 03-13674
Reporting Period: February 2004 (February 1, 2004 thru February 28, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar	3/18/04
Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: February 2004 (February 1, 2004 thru February 28, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	Operating	Concentration	Main Acct	Escrow	Controlled Disb Acct	Main Disb Acct	Disb Acct	Disb Acct	Payoll
CASH BEGINNING OF MONTH	6,464,577	816,740	16,026	0	1,000,000	-1,585,913	-1,758,816	-735	-14,669

RECEIPTS
CASH SALES (1)
ACCOUNTS RECEIVABLE	5,996,064
LOANS AND ADVANCES
SALE OF ASSETS	29,108,013			4,727,765
OTHER (ATTACH LIST) (1)
TRANSFERS (FROM DIP ACCTS)	1,799,903						4,739,930

TOTAL RECEIPTS	36,903,980	0	0	4,727,765	0	0	4,739,930	0	0

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
Fund Payroll Accounts
Fund Disbursement Accounts
SALES, USE, & OTHER TAXES	166,402
INVENTORY PURCHASES	78,300
SECURED/ RENTAL/ LEASES	19,136						528,425
INSURANCE	269,101						149,759
ADMINISTRATIVE	67,282						966,360
SELLING	1,486,503
OTHER (ATTACH LIST) (1)
Paydown Line
OWNER DRAW *
Transfers to concentration accounts	3,814,072		2,973,566				1,328,356

PROFESSIONAL FEES	910						48,583
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	5,823,406	0	2,973,566	0	0	0	3,099,783	0	0

NET CASH FLOW	31,080,574	0	-2,973,566	4,727,765	0	0	1,640,147	0	0
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	37,545,150	816,740	-2,957,540	4,727,765	1,000,000	-1,585,913	-118,669	-735	-14,669

				CURRENT MONTH		CUMULATIVE FILING TO DATE
	Fleet Payroll	Payroll	Store Accounts	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	-25,036	-76,848	332,902	5,168,228		1,332,566

RECEIPTS
CASH SALES (1)				0		1,628,703
ACCOUNTS RECEIVABLE				5,996,064		76,379,332
LOANS AND ADVANCES				0		264,000
SALE OF ASSETS				33,835,778		33,835,778
OTHER (ATTACH LIST) (1)				0		11,279,146
TRANSFERS (FROM DIP ACCTS)	4,927	369,679		6,914,439		55,125,445
				0		0
TOTAL RECEIPTS	4,927	369,679	0	46,746,281		178,512,404

DISBURSEMENTS
NET PAYROLL		229,717		229,717		2,015,244
PAYROLL TAXES		121,489		121,489		851,376
Fund Payroll Accounts				0		0
Fund Disbursement Accounts				0		684,421
SALES, USE, & OTHER TAXES				166,402		834,094
INVENTORY PURCHASES				78,300		106,916
SECURED/ RENTAL/ LEASES				547,562		1,099,294
INSURANCE				418,860		526,728
ADMINISTRATIVE				1,033,642		2,810,167
SELLING				1,486,503		5,040,048
OTHER (ATTACH LIST) (1)				0		21,216,810
Paydown Line				0		48,058,678
OWNER DRAW *				0		0
Transfers to concentration accounts			277,403	8,393,396		56,846,240
				0		0
PROFESSIONAL FEES				49,493		365,810
U.S. TRUSTEE QUARTERLY FEES				0		0
COURT COSTS				0		0
TOTAL DISBURSEMENTS	0	351,206	277,403	12,525,364		140,455,826

NET CASH FLOW	4,927	18,473	-277,403	34,220,917		38,056,578
(RECEIPTS LESS DISBURSEMENTS)				0

CASH - END OF MONTH	-20,109	-58,375	55,500	39,389,144		39,389,144

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS:ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

(1)  OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

Operating	Payroll	Tax	Other
#	#	#	#

BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF FEBRUARY 28, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

OTHER

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$—	$6,551.6
Less: Returns and Allowances	—	(226.5)
Net Revenue	$—	$6,325.1
COST OF GOODS SOLD
Beginning Inventory	—	—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold		3,976.9
Gross Profit	$—	$2,348.2
OPERATING EXPENSES
Advertising	—	34.9
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	(2.3)	(47.3)
Management Fees/Bonuses	—	—
Office Expense	—	36.7
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	19.9	108.7
Rent and Lease Expense	196.3	118.3
Salaries/Commissions/Fees	348.5	1,890.5
Supplies	0.8	33.5
Taxes - Payroll	29.2	187.7
Taxes - Real Estate	—	—
Taxes - Other	—	—
Travel and Entertainment	23.5	96.0
Utilities	89.0	115.1
Other (attach schedule)	24.1	2,687.7
Total Operating Expenses Before Depreciation	729.0	5,261.8
Depreciation/Depletion/Amortization	—	257.6
Net Profit (Loss) Before Other Income & Expenses	$(729.0)	$(3,171.2)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	59.7	2,878.1
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	$(788.7)	$(6,049.3)
REORGANIZATION ITEMS
Professional Fees	2,300.9	2,617.2
U. S. Trustee Quarterly Fees	17.5	17.5
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	(478.9)	10,468.6 (1)
Total Reorganization Expenses	1,839.5	13,103.3
Income Taxes	—
Net Profit (Loss)	$(2,628.1)	$(19,152.6)

*”Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-2

(9/99)

(1) Reorganization expense relates to the recording of lease rejection damages, the writeoff of furniture, fixtures and equipment and the loss on inventory in relation to the liquidation of stores.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Credit Card Fees / Chargebacks	$1.4	$126.0
(Over)/Short	—	(3.7)
Consulting Fees	6.8	17.9
Accouting Fees/Payroll Fees	—	9.0
Legal Fees	17.4	18.4
Business Insurance	—	94.5
Bank Service charge/Fees	11.6	37.4
Inv. Fees	—	—
Investor Relations	—	2.2
Employee Relocation	0.3
Impairment Charge for Closing Stores’ PP&E	—	—
Distribution Charges	—	2,250.5
Accrued Severance	—	—
Other/Miscellaneous	(27.9)	108.9
Shipping	14.4	26.5
Catalog	—	—

	$24.1	$2,687.7
Other Operational Expenses
None

Other Income
None

Other Expenses
None

Other Reorganization Expenses
Sale of FAO Schwarz intellectual property	—	(15,000.0)
Lease Rejection Damages	—	3,121.1
Loss on Furniture, Fixtures and Equipment	—	6,816.9
Gain/Loss on Inventory	(478.9)	9,646.0
Writeoff Of Intangible Assets	—	5,884.6

	$(478.9)	$10,468.6

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$39,389.1	$1,319.7
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	718.3	873.8
Notes Receivable	—	—
Inventories	—	24,295.7
Prepaid Expenses	869.6	1,600.8
Professional Retainers	228.7	1,121.6
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$41,205.8	$29,211.6
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	915.6	5,963.9
Furniture, Fixtures and Office Equipment	396.6	18,896.6
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	(396.5)	(16,867.7)
TOTAL PROPERTY & EQUIPMENT	$915.7	$7,992.7
OTHER ASSETS
Loans to Insiders*	536.4	536.4
Other Assets (attach schedule)	3,696.5	8,284.6
TOTAL OTHER ASSETS	$4,232.9	$8,821.0

TOTAL ASSETS	$46,354.4	$46,025.4

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	58,212.1
Professional Fees	1,408.1	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	15,772.8	(58,512.9)
Other Postpetition Liabilities (attach schedule)	2,099.6	—
TOTAL POSTPETITION LIABILITIES	$19,280.4	$(300.8)
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	14,617.6	14,660.0
Priority Debt	156.7	854.9
Unsecured Debt	45,030.7	44,389.8
TOTAL PRE-PETITION LIABILITIES	$59,805.0	$59,904.7

TOTAL LIABILITIES	$79,085.5	$59,603.9
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	(13,578.5)	(13,578.5)
Retained Earnings - Postpetition	(19,152.6)	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(32,731.1)	$(13,578.5)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$46,354.4	$46,025.4

FORM MOR-3
(9/99)

* “Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
None

Other Assets
Deposits	$3,696.5	$2,312.9
Patents & Trademarks	—	213.3
Intangibles	—	4,578.0
Deferred Tax Asset	—	—
Deferred Financing Costs	—	1,180.4
Investment in Subsidiary	—	—

Total Other Assets	$3,696.5	$8,284.6

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Due to SB Capital Group	$2,099.6

	$2,099.6	$—
Adjustments to Owner Equity
None

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS (in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	1,408.1	—	—	—	—	1,408.1
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	15,772.8	—	—	—	—	15,772.8
Other:	2,099.6	—	—	—	—	2,099.6
Total Postpetition Debts	$19,280.4	$—	$—	$—	$—	$19,280.4

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

FORM MOR-4
(9/99)

* “Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$6,534.7
+ Amounts billed during the period	—
- Amounts collected during the period	5,816.4
Total Accounts Receivable at the end of the reporting period	$718.3

Accounts Receivable Aging	Amount
0 - 30 days old	$718.3
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	718.3
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$718.3

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.			X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X	(a)

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(a)  Children’s Books & Toys, Inc. (#03-13674) was operating under the cash management order. during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
Bank of the West	191-008-820	Store Depository	3,145.30
Bank One	158-113-2881	Store Depository	56.00
Bank One	111-0021-226088	Store Depository	35,947.63
Citizens Bank	610166-160-5	Store Depository	5,287.70
Community First National Bank	4500050526	Store Depository	281.42
Downey Savings	3820005928	Store Depository	924.08
Fleet Bank	80229736	Disbursement Account	(119,404.17)
Fleet Bank	9392853061	Disbursement Account	816,740.31
Fleet Bank	9421407475	Main Account	38,545,150.30
Fleet Bank	9421407600	Payroll	(34,778.16)
PNC Bank	8010356744	Store Depository	829.94
Provident Bank	0049-545	Store Depository	1,505.02
Standard Federal	2354000132	Store Depository	2,682.73
Suntrust Bank	0000706335465	Store Depository	1,353.79
Union Bank of California	1310028025	Store Depository	907.82
US Bank	0-004-2257-8857	Store Depository	24.57
Washington Mutual	387-039447-1	Store Depository	949.59
Wachovia	2000011053507	Store Depository	1,604.13
Webster Bank	000-9009-972	Store Depository	(1,585,913.22)
Wells Fargo Bank	4168372225	Payroll	(58,375.12)
Wells Fargo Bank	4168379105	Disbursement Account	(2,957,540.28)
Levene, Neale, Bender & Rankin L.L.P. - Trust Accounts	99700023486	Escrow	3,311,811.50
Levene, Neale, Bender & Rankin L.L.P. - Trust Accounts	99700023239	Escrow	1,415,953.55

Cash per Balance Sheet (MOR 3)			39,389,144.43

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

In re:  Toy Soldier, Inc.

UNITED STATES BANKRUPTCY COURT
FOR DISTRICT OF DELAWARE

Case No. 03-13675
Reporting Period: February 2004 (February 1, 2004 thru February 28, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar	3/18/04
Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) ..  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

								CURRENT MONTH		CUMULATIVE FILING TO DATE
	Disb Acct	Disb Acct	Payroll	Fleet Payroll	Payroll	Disb Acct	Store Accounts	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	-70	510	-16,202	-30,723	-179,208	-32,380	867,728	609,654		567,659

RECEIPTS
CASH SALES								0		5,988,264
ACCOUNTS RECEIVABLE								0		0
LOANS AND ADVANCES								0		0
SALE OF ASSETS								0		0
OTHER (ATTACH LIST) (1)								0		-2,903,581
TRANSFERS (FROM DIP ACCTS)				40,098	159,566		935,516	1,135,180		6,342,750
								0		0
TOTAL RECEIPTS	0	0	0	40,098	159,566	0	935,516	1,135,180	8,292,253	9,427,433

DISBURSEMENTS
NET PAYROLL					46,871			46,871		748,201
PAYROLL TAXES					16,857			16,857		216,750
Fund Payroll Accounts								0		0
Fund Disbursement Accounts								0		0
SALES, USE, & OTHER TAXES							935,516	935,516		2,044,274
INVENTORY PURCHASES								0		0
SECURED/ RENTAL/ LEASES								0		1,151,455
INSURANCE								0		0
ADMINISTRATIVE								0		9,723
SELLING								0		1,079
OTHER (ATTACH LIST) (1)								0		721,441
Paydown Line								0		0
OWNER DRAW *								0		0
Transfers to concentration accounts							690,411	690,411		5,046,990
								0		0
PROFESSIONAL FEES								0		0
U.S. TRUSTEE QUARTERLY FEES								0		0
COURT COSTS								0		0
TOTAL DISBURSEMENTS	0	0	0	0	63,728	0	1,625,927	1,689,655		9,939,913

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	0	0	0	40,098	95,838	0	-690,411	-554,475		-512,480

CASH - END OF MONTH	-70	510	-16,202	9,375	-83,370	-32,380	177,317	55,179		55,179

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

(1)   OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

Operating	Payroll	Tax	Other
#	#	#	#

BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF FEBRUARY 28, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

OTHER

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$—	$528.2
Less: Returns and Allowances	—	—
Net Revenue	$—	$528.2
COST OF GOODS SOLD
Beginning Inventory	—	$—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold	—	391.0
Gross Profit	$—	$137.2
OPERATING EXPENSES
Advertising	—	35.7
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	63.5	128.0
Management Fees/Bonuses	38.0	38.0
Office Expense	—	—
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	16.5	106.0
Rent and Lease Expense	344.7	(2,342.0	)(1)
Salaries/Commissions/Fees	2.1	(194.7	)(2)
Supplies	0.4	142.1
Taxes - Payroll	4.5	209.1
Taxes - Real Estate	—	(8.8)
Taxes - Other	—	—
Travel and Entertainment	—	—
Utilities	88.7	142.3
Other (attach schedule)	29.1	299.3
Total Operating Expenses Before Depreciation	587.6	(1,444.9)
Depreciation/Depletion/Amortization	—	55.1
Net Profit (Loss) Before Other Income & Expenses	$(587.6)	$1,527.0
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	—
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	$(587.6)	$1,527.0
REORGANIZATION ITEMS
Professional Fees	—	—
U. S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	2,100.0 (4)	(10,797.2	)(3)
Total Reorganization Expenses	2,100.0	(10,797.2)
Income Taxes	—	—
Net Profit (Loss)	$(2,687.6)	$12,324.2

* “Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-2
(9/99)

(1) Credit relates to the writeoff of deferred rent related to the closed stores.

(2) Credit relates to reimbursement of expenses from SB Capital Group - reimbursement is on a lag from when the expense is actually recorded by Toy Soldier, Inc.

(3) Gain relates to the sale of two Toy Soldier leases, the Toy Soldier catalog and internet business and Toy Soldier intellectual property offset by lease rejection damages related to the Toy Soldier retail stores, loss on inventory as a result of the sale of the Toy Soldier catalog and internet business and the writeoff of fixed and intangible assets related to the Toy Soldier, Inc. business.

(4) Loss on inventory related to the liquidation of the Toy Soldier, Inc. business.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Credit Card Fees / Chargebacks	26.1	183.4
Over/Short	—	0.6
Armored Car Fees	0.7	0.7
Business Insurance	—	56.4
Bank Service charge/Fees	4.1	18.5
Other/Miscellaneous	(18.0)	19.0
Shipping	16.2	20.7

	$29.1	$299.3
Other Operational Expenses
None

Other Income
None

Other Expenses
None

	$—	$—
Other Reorganization Expenses
Sale of FAO Schwarz business to VGAS	—	(39,826.2)
Sale of FAO Schwarz intellectual property - Due to FAO, Inc.	—	15,000.0
Lease Rejection Damages	—	5,674.8
Loss on Furniture, Fixtures and Equipment	—	4,421.9
Loss on Inventory	2,100.0	3,358.1
Writeoff Of Intangible Assets	—	574.2

	$2,100.0	$(10,797.2)

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

BALANCE SHEET
(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$55.2	$857.1
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	632.2	1,345.5
Notes Receivable	—	—
Inventories	—	11,142.0
Prepaid Expenses	—	73.1
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$687.4	$13,417.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	275.8
Furniture, Fixtures and Office Equipment	—	6,384.2
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(1,983.5)
TOTAL PROPERTY & EQUIPMENT	$—	$4,676.5
OTHER ASSETS
Loans to Insiders*	—	—
Other Assets (attach schedule)	7.4	581.6
TOTAL OTHER ASSETS	$7.4	$581.6

TOTAL ASSETS	$694.8	$18,675.8

LIABILITIES AND OWNER EQUITY		BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	(18,090.0)	13,990.9
Other Postpetition Liabilities (attach schedule)	—	125.4
TOTAL POSTPETITION LIABILITIES	$(18,090.0)	$14,116.2
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—	—
Priority Debt	249.7	1,476.4
Unsecured Debt	6,210.8	3,083.2
TOTAL PRE-PETITION LIABILITIES	$6,460.6	$4,559.6

TOTAL LIABILITIES	$(11,629.4)	$18,675.8
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	—	—
Retained Earnings - Postpetition	12,324.2	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$12,324.2	$—

TOTAL LIABILITIES AND OWNERS’ EQUITY	$694.8	$18,675.8

FORM MOR-3
(9/99)

* “Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
None

Other Assets
Deposits	$7.4	$7.4
Intangible Assets	—	574.2

Total Other Assets	$7.4	$581.6

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Accrued Royalty	$—	$125.4

	$—	$125.4
Adjustments to Owner Equity

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

STATUS OF POSTPETITION TAXES
(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Unemployment
Income
Other:
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding
Sales
Excise
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Real Property
Personal Property
Other:
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	(18,090.0)	—	—	—	—	(18,090.0)
Other: See listing at MOR3	—	—	—	—	—	—
Total Postpetition Debts	$(18,090.0)	$—	$—	$—	$—	$(18,090.0)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

FORM MOR-4
(9/99)

* “Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$27,484.6
+ Amounts billed during the period	—
- Amounts collected during the period	26,852.4
Total Accounts Receivable at the end of the reporting period	$632.2

Accounts Receivable Aging	Amount
0 - 30 days old	$—
31 - 60 days old	632.2
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	632.2
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$632.2

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.			X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X	(a)

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(a)  Toy Solider, Inc. (#03-13675) was operating under the cash management order during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
Citibank	742-420599-0	Store Depository	$4,014.20
Citizens Bank	610166-157-5	Store Depository	$12,207.35
Commerce Bank	054256787	Store Depository	$14,609.87
Compass Bank	0010580471	Store Depository	$24,561.18
Fleet Bank	9421407555	Payroll	$(6,388.10)
Key Bank	323520045671	Store Depository	$20,841.79
Oakbrook Bank	110062700	Store Depository	$62,334.79
Suntrust Bank	1000002987732	Store Depository	$11,428.59
US Bank	1-535-9124-3255	Store Depository	$27,319.26
Wells Fargo Bank	4168784817	Depository	$(32,380.03)
Wells Fargo Bank	4168376291	Payroll	$(83,370.00)

	TOTAL		$55,178.90

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

In re:  TRS Liquidation Co.

UNITED STATES BANKRUPTCY COURT
FOR DISTRICT OF DELAWARE

Case No. 03-13676
Reporting Period: February 2004 (February 1, 2004 thru February 28, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar	3/18/04
Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re:  ZB Company Inc.

UNITED STATES BANKRUPTCY COURT
FOR DISTRICT OF DELAWARE

Case No. 03-13672
Reporting Period: February 2004 (February 1, 2004 thru February 28, 2004)

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar	3/18/04
Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: February 2004 (February 1, 2004 thru February 28, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

							CURRENT MONTH		CUMULATIVE FILING TO DATE
	Main Acct	Disb Acct	Payroll	Fleet Payroll	Payroll	Store Accts	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$51,728	$(7,632)	$(133,172)	$(36,838)	$(276,984)	$1,011,507	$608,608		$482,127

RECEIPTS
CASH SALES							0		9,564,045
ACCOUNTS RECEIVABLE							0		374,973
LOANS AND ADVANCES							0		0
SALE OF ASSETS							0		0
OTHER (ATTACH LIST) (1)							0		-3,350,394
TRANSFERS (FROM DIP ACCTS)				113,689	275,342	1,472,338	1,861,369		10,955,650
							0		0
TOTAL RECEIPTS	0	0	0	113,689	275,342	1,472,338	1,861,369		17,544,274

DISBURSEMENTS
NET PAYROLL					90,386		90,386		605,445
PAYROLL TAXES					27,923		27,923		181,772
Fund Payroll Accounts	0								0
Fund Disbursement Accounts	0								0
SALES, USE, & OTHER TAXES						1,472,338	1,472,338		5,301,323
INVENTORY PURCHASES							0		0
SECURED/ RENTAL/ LEASES							0		0
INSURANCE							0		0
ADMINISTRATIVE							0		17,335
SELLING							0		3,391
OTHER (ATTACH LIST)							0		0
Paydown Line							0		0
OWNER DRAW *							0		0
Transfers to concentration accounts	20,048					807,132	827,180		11,864,984
							0		0
PROFESSIONAL FEES							0		0
U.S. TRUSTEE QUARTERLY FEES							0		0
COURT COSTS							0		0
TOTAL DISBURSEMENTS	20,048	0	0	0	118,309	2,279,470	2,417,828		17,974,251

NET CASH FLOW	$(20,048)	$0	$0	$113,689	$157,033	$(807,132)	$(556,458)		$(429,976)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$31,680	$(7,632)	$(133,172)	$76,850	$(119,951)	$204,375	$52,150		$52,150

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:(FROM CURRENT MONTH  ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS:ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

(1) OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

Operating	Payroll	Tax	Other
#	#	#	#

BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF FEBRUARY 28, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Cumulative Month	Filing to Date
Gross Revenues	$—	$—
Less: Returns and Allowances	—	—
Net Revenue	$—	$—
COST OF GOODS SOLD
Beginning Inventory	—	—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold	—	—
Gross Profit	$—	$—
OPERATING EXPENSES
Advertising	—	59.6
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	6.0	121.9
Management Fees/Bonuses	114.6	114.6
Office Expense	—	—
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	16.2	58.2
Rent and Lease Expense	0.0	(1,329.9	)(1)
Salaries/Commissions/Fees	(15.1)	(470.6	)(2)
Supplies	—	250.2
Taxes - Payroll	11.0	306.4
Taxes - Real Estate	—	(22.9)
Taxes - Other	1.0	3.6
Travel and Entertainment	—	—
Utilities	187.6	326.7
Other (attach schedule)	3.6	445.7
Total Operating Expenses Before Depreciation	324.8	(136.6)
Depreciation/Depletion/Amortization	—	176.3
Net Profit (Loss) Before Other Income & Expenses	$(324.8)	$(39.7)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	—
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	$(324.8)	$(39.7)
REORGANIZATION ITEMS
Professional Fees	—	—
U. S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	(8,392.6)	13,246.9	(3)
Total Reorganization Expenses	(8,392.6)	13,246.9
Income Taxes	—	—
Net Profit (Loss)	$8,067.8	$(13,286.6)

* “Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-2

(9/99)

(1) Rent expense was recorded prepetition. This credit represents reimbursements from JV/Liquidators for per diem occupancy and other items for which we are paid one week in arrears.

(2) Credit relates to reimbursement of expenses from SB Capital Group - reimbursement is on a lag from when the expense is actually recorded by ZB Company, Inc.

(3) Reorganization expense relates to the recording of lease rejection damages and the writeoff of furniture, fixtures and equipment related to the Zany Brainy retail stores, partially offset by gain on the sale of leases.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Credit Card Fees / Chargebacks	0.1	249.3
(Over)/Short	—	48.9
Business Insurance	—	95.1
Bank Service charge/Fees	2.8	22.3
Other/Miscellaneous	—	25.7
Shipping	0.7	4.4

	$3.6	$445.7
Other Operational Expenses
None

Other Income
None

Other Expenses
None

Other Reorganization Expenses
Gain on Sale of Leases	(8,392.6)	(8,392.6)
Lease Rejection Damages	—	12,870.2
Loss on Furniture, Fixtures and Equipment	—	8,769.3

	$(8,392.6)	$13,246.9

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH		BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$52.1		$502.5
Restricted Cash and Cash Equivalents (see continuation sheet)	—		—
Accounts Receivable (Net)	3,807.2	(2)	1,983.6	(1)
Notes Receivable	—		—
Inventories	—		38,426.7
Prepaid Expenses	—		—
Professional Retainers	—		—
Other Current Assets (attach schedule)	—		—
TOTAL CURRENT ASSETS	$3,859.4		$40,912.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	—		—
Machinery and Equipment	—		1,765.7
Furniture, Fixtures and Office Equipment	—		19,209.0
Leasehold Improvements	—		—
Vehicles	—		—
Less Accumulated Depreciation	—		(11,582.0)
TOTAL PROPERTY & EQUIPMENT	$—		$9,392.8
OTHER ASSETS
Loans to Insiders*	—		—
Other Assets (attach schedule)	737.4		815.3
TOTAL OTHER ASSETS	$737.4		$815.3

TOTAL ASSETS	$4,596.8		$51,120.9

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH		BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—		—
Taxes Payable (refer to FORM MOR-4)	—		—
Wages Payable	—		—
Notes Payable	—		—
Rent / Leases - Building/Equipment	—		—
Secured Debt / Adequate Protection Payments	—		—
Professional Fees	—		—
Amounts Due to Insiders*	—		—
Due to/(from)- I/C	2,092.2		44,522.1
Other Postpetition Liabilities (attach schedule)	—		—
TOTAL POSTPETITION LIABILITIES	$2,092.2		$44,522.1
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—		—
Priority Debt	483.1		1,269.5
Unsecured Debt	15,308.1		5,329.3
TOTAL PRE-PETITION LIABILITIES	$15,791.2		$6,598.8

TOTAL LIABILITIES	$17,883.4		$51,120.9
OWNER EQUITY
Capital Stock	—		—
Additional Paid-In Capital	—		—
Partners’ Capital Account	—		—
Owner’s Equity Account	—		—
Retained Earnings - Pre-Petition	—		—
Retained Earnings - Postpetition	(13,286.6)		—
Adjustments to Owner Equity (attach schedule)	—		—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—		—
NET OWNER EQUITY		$(13,286.6)	$—

TOTAL LIABILITIES AND OWNERS’ EQUITY	$4,596.8		$51,120.9

FORM MOR-3
(9/99)

* “Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

(1)  Accounts Receivable balance primarily relates to outstanding credit card receipts due to timing at the end of each period.  The Account Receivable amounts related to credit card receipts are collected by ZB Company Inc. (Case No. 03-13672) on behalf of SB Capital Group, the liquidation company. These credit card receivables would relate to sales in conjuction with the Zany Brainy brand retail stores.

(2) Accounts Receivable balance primarily relates to a receivable for the sale of certain ZB leases approved by the courts on January 31, 2004.  As the closing of the transactions were to occur on 2/1/04, the receivable  was recorded in February 2004.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
None

Other Assets
Deposits	$165.3	$165.7
Intangibles	572.1	649.6

Total Other Assets	$737.4	$815.3

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
None

	$—	$—
Adjustments to Owner Equity
None

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

STATUS OF POSTPETITION TAXES
(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	2,092.2	—	—	—	—	2,092.2
Other:	—	—	—	—	—	—
Total Postpetition Debts	$2,092.2	$—	$—	$—	$—	$2,092.2

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

* “Insider” is defined in 11 U.S.C. Section 101(31).	FORM MOR-4
(9/99)

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$510.4
+ Amounts billed during the period	3,297.1
- Amounts collected during the period	0.3
Total Accounts Receivable at the end of the reporting period	$3,807.2

Accounts Receivable Aging	Amount
0 - 30 days old	$3,297.1
31 - 60 days old	445.0
61 - 90 days old	0.0
91+ days old	65.1
Total Accounts Receivable	3,807.2
Amount considered uncollectible (Bad Debt)	0.0
Accounts Receivable (Net)	$3,807.2

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes		No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	(a)
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X	(b)
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(a)  ZB Company Inc. (#03-13672) sold certain store leases which were approved by the court on January 31, 2004.  As the closing of these transactions was scheduled to occur on 2/1/04, the sales were recorded in February 2004.

(b)  ZB Company Inc. (#03-13672) was operating under the cash management order during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: February 2004 (February 1, 2004 thru February 28, 2004)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
AmSouth Bank	04763831	Store Depository	12,051.06
Bank Of Blue Valley	0043516	Store Depository	6,018.01
Bank One	000000620760736	Store Depository	5,487.39
Bank One	000000637205568	Store Depository	565.16
Bremer Bank	6632965	Store Depository	6,147.57
BT&T/First Virginia Bank	0722-1711	Store Depository	3,188.98
Canandaigua Bank	0950308001	Store Depository	6,302.22
Central Carolina Bank	1391053	Store Depository	4,993.90
First Niagara Bank	7019002653	Store Depository	4,965.04
First Tennessee	102265182	Store Depository	6,240.78
Flagstar Bank	581523596	Store Depository	6,398.90
Fleet Bank	9421407467	Payroll	(63,953.93)
Huntington Bank	01891974205	Store Depository	13,190.72
Key Bank	325630001502	Store Depository	11,625.21
M&T Bank	8892550404	Store Depository	10,161.83
M&T Bank	8891335625	Store Depository	3,844.54
Madison Bank	1033581	Store Depository	10,445.46
National City Bank	657446971	Store Depository	3,888.65
National City Bank	658833359	Store Depository	4,614.73
New York Community Bank	50450004853	Store Depository	4,801.97
North Shore Bank	8030018493	Store Depository	745.81
Old Second Bank	1102306659	Store Depository	14,242.58
Standard Federal	6822843055	Store Depository	7,182.71
Standard Federal	0294002523	Store Depository	8,626.86
Sun Trust Bank	700332618	Store Depository	5,571.39
UMB Bank	9871399303	Store Depository	26,657.17
Union Planters Bank N.A.	6901595966	Store Depository	9,992.68
US Bank	000754855559	Store Depository	6,423.22
Wachovia	2014190205314	Main Account	(119,950.84)
Wells Fargo Bank	4168383214	Payroll	31,680.22

TOTAL			52,149.99

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group

In re:  Targoff-RS, LLC

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

Case No. 03-13678
Reporting Period: February 2004 (February 1, 2004 thru February 28, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar	3/18/04
Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)